POWER OF ATTORNEY

        Know all by these presents, that the undersigned

hereby constitutes and appoints each of the

President, each Vice President, the General Counsel, the

Secretary and each Assistant Secretary of

Energen Corporation, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)  execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer

and/or director of Energen Corporation (the ?Company?), Forms 3,

4, and 5 in accordance

with Section 16(a) of the Securities Exchange Act of 1934 and the

rules thereunder;

(2)  do and perform any and all acts for and on behalf of

the undersigned which may be

necessary or desirable to complete and execute any such Form 3,

4, or 5, complete and

execute any amendment or amendments thereto, and timely file such form with the United

States Securities and Exchange Commission and any stock exchange or similar authority;

and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the

opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally

required by, the undersigned, it being understood that the

documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to this

Power of Attorney shall be in

such form and shall contain such terms and conditions as such attorney-in-fact may

approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-

in-fact full power and authority to do and

perform any and every act and thing whatsoever requisite,

necessary, or proper to be done in the exercise

of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might

or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming

all that such attorney-in-fact, or such attorney-in-fact's

substitute or substitutes, shall lawfully do or cause to

be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned

acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the

undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to

comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and

effect until the undersigned is no longer

required to file Forms 3, 4, and 5 with respect to the

undersigned's holdings of and transactions in securities

issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the

foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of

December 11, 2008.

   /s/ Russell E. Lynch, Jr.

   Signature

    Russell E. Lynch, Jr

  Print Name

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